UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 10, 2003


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                      313345                 68-0490580
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)



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ITEM  7.        FINANCIAL STATEMENTS AND EXHIBITS.

                (c) Exhibits.

                99.1 Pacific Energy Partners, L.P. press release dated June 10, 2003.

ITEM 9 AND 12.  REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS
                AND FINANCIAL CONDITION.

     Attached as Exhibit 99.1 is a copy of a press release, dated June 10, 2003, announcing the resolution of a rate complaint with Sinclair Oil Corporation.

     In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Pacific Energy Partners, L.P.


Dated: June 10, 2003                     by:  /s/ Gerald A. Tywoniuk
                                         ---------------------------
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer
                                         Pacific Energy GP, Inc.,
                                         General Partner of
                                         Pacific Energy Partners, L.P.








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                                  EXHIBIT INDEX

    Exhibit 99.1   --   Pacific Energy Partners, L.P. Press Release dated
                        June 10, 2003